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                                                                    EXHIBIT 10.6

                AGREEMENT ON AMENDING THE RELEVANT PROVISIONS OF
                         THE JOINT VENTURE AGREEMENT OF
                     WEIFANG FUHUA AMUSEMENT PARK CO., LTD.

        Pursuant to the principles of equality, mutual benefit and joint development, and through friendly negotiations, this amendment (the "Amendment") is made under the "Sino-Foreign Equity Joint Venture Law of the People's Republic of China ("PRC")" and other applicable PRC laws and regulations ("PRC Law") by and between Weifang Neo-Luck (Group) Corporation ("Party A") and Intra-Asia Entertainment Corporation ("Party B"), which is based in the United States, for the purpose of amending the Agreement (the "Agreement") of Weifang Fuhua Amusement Park Co., Ltd. (the "Joint Venture Company"), on the basis of the original Agreement and its Amendments:

1.      Amendments to Relevant Provisions under the Agreement

                                    CHAPTER 2

                                    ARTICLE 1

Original:

Article 1:     The Parties to this joint venture are as follows:
               Party A:              Weifang Neo-Luck (Group) Corporation, a
                                     corporation based in the PRC
               Legal address:        189 Dong Feng East Street, Weifang City,
                                     Shandong Province, PRC
               Legal representative: Yin Jun
               Title:                General Manager
               Citizenship:          PRC

               Party B:              Jimswood Investment and Development Corp.,
                                     an entity incorporated in California, USA
               Legal address:        Los Angeles, California.
               Legal representative: Stanley Wu
               Title:                Chairman
               Citizenship:          United States

               Party C:              Weicheng International Inc., an entity
                                     incorporated in  California, USA
               Legal address:        3079 Shabo Street, Santa Ana,
                                     California, USA.
               Legal representative: Yin Jun
               Title:                Chairman
               Citizenship:          PRC


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Amendment:

               Party A:              Weifang Neo-Luck (Group) Corporation, a
                                     corporation based in the PRC
               Legal address:        189 Dong Feng East Street, Weifang City,
                                     Shandong Province, PRC
               Legal representative: Yin Jun
               Title:                General Manager
               Citizenship:          PRC


               Party B:              Intra-Asia Entertainment Corporation, an
                                     entity incorporated in Delaware, USA
               Legal Address:        1209 Orange Street
                                     Wilmington, Delaware, 19081
               Legal Representative: Roy Aaron
               Title:                General Manager
               Citizenship:          United States

                                     CHAPTER 3

                                     ARTICLE 2

Original:

Article 2.     Parties A, B and C, in accordance with the "Sino-Foreign
               Equity Joint Venture Law of the People's Republic of China" and other applicable PRC statutes, hereby agree to establish Weifang Fuhua Amusement Park Co. Ltd., a joint venture company (the "Joint Venture Company") in the PRC.

Amendment:

Article 2. Parties A and B, in accordance with the "Sino-Foreign Equity Joint Venture Law of the People's Republic of China" and other applicable PRC statutes, hereby agree to establish Weifang Fuhua Amusement Park Co. Ltd., a joint venture company (the "Joint Venture Company") in the PRC.


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                                    CHAPTER 4

                                    ARTICLE 6

Original:

Article 6 The objectives of the three-party Joint Venture Company are the improvement of the tourism capabilities in Weifang City and the achievement of economic benefit satisfactory to the Parties by pursuing the principles of enhanced economic cooperation and mutual benefit, adopting modern management practices, and jointly developing and utilizing abundant and various cultural and entertainment resources among the people.

Amendment:

Article 6 The objectives of the two-party Joint Venture Company are the improvement of the tourism capabilities in Weifang City and the achievement of economic benefit satisfactory to the Parties by pursuing the principles of enhanced economic cooperation and mutual benefit, adopting modern management practices, and jointly developing and utilizing abundant and various cultural and entertainment resources among the people.

                                    CHAPTER 5

                                    ARTICLE 9

Original:

Article 9.     Total investment in the Joint Venture Company is USD
               $29,500,000. The registered capital of the Joint Venture Company shall be USD $20,700,000 (exchange rate shall be calculated according to the exchange rate quoted by the Foreign Exchange Administration of China on the date of the first capital contribution), of which Party A shall contribute USD $3,105,000, comprising 15% of the Joint Venture Company's registered capital, Party B shall contribute USD $5,175,000, comprising 25% of the Joint Venture Company's registered capital, and Party C shall contribute USD $12,420,000, comprising 60% of the Joint Venture Company's registered capital.

Amendment:

Article 9. Total investment in the Joint Venture Company is USD $29,500,000. The registered capital of the Joint Venture Company shall be USD $20,700,000 (exchange rate shall be calculated according to the exchange rate quoted by the Foreign Exchange Administration of China on the date of the first capital contribution), of which Party A shall contribute USD $3,105,000, comprising 15% of the Joint Venture Company's registered capital, and Party B shall contribute $17,595,000 comprising eighty-five percent (85%) of the Company's registered capital.


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                                    CHAPTER 5

                                   ARTICLE 10

Original:

Article 10 Method of capital contribution: The capital contribution of Party A shall be in RMB, which will be used mainly for acquisitions of land, construction of support facilities and the purchase of materials from within the PRC. Party B and Party C shall contribute capital in the form of equipment and of United States currency. The capital contribution in cash will be mainly for purchasing technically advanced equipment, some materials used for building decoration, some office supplies, etc.

Amendment:

Article 10 Method of capital contribution: The capital contribution of Party A shall be in RMB, which will be used mainly for acquisitions of land, construction of support facilities and the purchase of materials from within the PRC. Party B shall contribute capital in the form of equipment and of United States currency. The capital contribution in cash will be mainly for purchasing technically advanced equipment, some materials used for building decoration, some office supplies, etc.

                                    CHAPTER 5

                                   ARTICLE 11

Original:

Article 11 The three Parties shall make their respective capital contributions in full within four (4) months after obtaining the business license and their funds shall be deposited in a bank where the Joint Venture Company shall have opened accounts.

Amendment:

Article 11 The two Parties shall make their respective capital contributions in full within four (4) months after obtaining the business license and their funds shall be deposited in a bank where the Joint Venture Company shall have opened accounts.

                                    CHAPTER 5

                                   ARTICLE 12


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Original:

Article 12 To transfer its capital investment, in whole or in part, in the Joint Venture Company to a third party, a Party must obtain the written consent of the other two parties and the approval of the original examination and approval authorities.

Amendment:

Article 12 To transfer its capital investment, in whole or in part, in the Joint Venture Company to a third party, a Party must obtain the consent of the other Party and the approval of the original examination and approval authorities.

                                    CHAPTER 5

                                   ARTICLE 13

Original:

Article 13 When any one of the Parties proposes transfer of its full or partial interest in the Joint Venture Company, the other two Parties shall have right of first refusal with respect to such interest within six (6) months of such proposal; after the six
               (6) months, such interest may be transferred to another party.

Amendment:

Article 13 When either of the Parties transfers its full or partial interest in the Joint Venture Company, the other Party shall have a priority right to purchase such interest within six (6) months; after the six (6) months, such interest may be transferred to another party.

                                    CHAPTER 6

                                   ARTICLE 14

Original:

Article 14 Parties A, B and C shall be responsible for accomplishing the following:

               Transacting matters necessary for the establishment of the Joint Venture Company, such as applying to the relevant competent authorities of PRC for approval, registration, and the issuance of a business license;

               Assisting Party B and Party C in handling import customs declarations and domestic transportation of the equipment and materials which are Party B's and Party C's capital contribution to the Joint Venture Company;


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               Assisting the Joint Venture Company in making purchases within the PRC of some auxiliary equipment and materials, office supplies, means of transportation, telecommunication facilities, etc.;

               Assisting the Joint Venture Company in making contacts in order to put into effect the basic infrastructure, such as water, electricity and transportation;

               Assisting the Joint Venture Company in recruiting local PRC personnel, such as managerial and technical staff, as well as workers and other necessary personnel;

               Assisting in arranging for work permits and travel formalities needed by foreign personnel; and

               Arranging other matters as entrusted by the Joint Venture
               Company.

               Responsibilities of Party B and Party C:

               Pursuant to Articles 10 and 11 herein, making capital contributions and transporting the equipment, office articles and other articles that serve as contributions to a port of the PRC in a timely manner;

               Purchasing equipment and materials and arranging other matters outside the PRC as entrusted by the Joint Venture Company;

               Assisting in making arrangements for the relevant personnel of the Joint Venture Company to go abroad in order to carry out technical fact-gathering visits and business training and other matters;

               Being responsible for providing reliable and accurate market and business information to the Joint Venture Company; and

               Arranging other matters as entrusted by the Joint Venture
               Company.

Amendment:

               Responsibilities of Party A:

               Transacting matters necessary for the establishment of the Joint Venture Company, such as applying to the relevant competent authorities of PRC for approval, registration, and the issuance of a business license;

               Assisting Party B in handling import customs declarations and domestic transportation of the equipment and materials which are Party B's capital contribution to the Joint Venture Company;

               Assisting the Joint Venture Company in making purchases within the PRC of some auxiliary equipment and materials, office supplies, means of transportation, telecommunication facilities, etc.;


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               Assisting the Joint Venture Company in making contacts in order to put into effect the basic infrastructure, such as water, electricity and transportation;

               Assisting the Joint Venture Company in recruiting local PRC personnel, such as managerial and technical staff, as well as workers and other necessary personnel;

               Assisting in arranging for work permits and travel formalities needed by foreign personnel; and

               Arranging other matters as entrusted by the Joint Venture
               Company.

               Responsibilities of Party B:

               Pursuant to Articles 10 and 11 herein, making capital contributions and transporting the equipment, office articles and other articles that serve as contributions to a port of the PRC in a timely manner;

               Purchasing equipment and materials and arranging other matters outside the PRC as entrusted by the Joint Venture Company;

               Assisting in making arrangements for the relevant personnel of the Joint Venture Company to go abroad in order to carry out technical fact-gathering visits and business training and other matters;

               Being responsible for providing reliable and accurate market and business information to the Joint Venture Company; and

               Handling other matters as requested by the Joint Venture Company.

                                    CHAPTER 7

                                   CHAPTER 16

Original:

Article 16 The Board of Directors shall be composed of six (6) directors, of whom three (3) directors shall be appointed by Party A, two
               (2) directors shall be appointed by Party B and one (1) director shall be appointed by Party C. The Chairman of the Board shall be appointed by Party A and the Vice Chairman of the Board shall be appointed by Party B. The terms of the Chairman of the Board, the Vice Chairman of the Board and the Directors shall be four (4) years, renewable upon reappointment by their respective appointing Parties.

Amendment:

Article 16 The Board of Directors shall be composed of seven (7) directors, of whom two (2) directors shall be appointed by Party A and five
               (5) directors shall be appointed by


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               Party B. The Chairman of the Board shall be appointed by Party B and the Vice Chairman of the Board shall be appointed by Party A. The terms of the Chairman of the Board, the Vice Chairman of the Board and the Directors shall be four (4) years, renewable upon reappointment by their respective appointing Parties.

                                    CHAPTER 9

                                   ARTICLE 22

Original:

Article 22 When Party B and Party C are entrusted by the Joint Venture Company to select and purchase equipment outside the PRC, they shall invite Party A to send someone to participate in such purchases (see details in the import equipment table (1), (2)).

Amendment:

Article 22 When Party B is entrusted by the Joint Venture Company to select and purchase equipment outside the PRC, it shall invite Party A to send someone to participate in such purchases (see details in the import equipment table (1), (2)).

                                   CHAPTER 10

                                   ARTICLE 25

Original:

Article 25 Parties A, B and C shall designate technical personnel to form a technical team to be responsible, under the leadership of the Preparation and Construction Office for such work as examination, supervision, inspection, and performance checks of design, project quality, equipment, and materials.

Amendment:

Article 25 Parties A and B shall designate technical personnel to form a technical team to be responsible, under the leadership of the Preparation and Construction Office for such work as examination, supervision, inspection, and performance checks of design, project quality, equipment, and materials.

                                   CHAPTER 10

                                   ARTICLE 26


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Original:

Article 26 Upon agreement by Parties A, B and C, the staffing, remuneration and expenses of the Preparation and Construction Office shall be included in the project budget.

Amendment:

Article 26 Upon agreement by Parties A and B, the staffing, remuneration and expenses of the Preparation and Construction Office shall be included in the project budget.

                                   CHAPTER 14

                                   ARTICLE 37

Original:

Article 37 The Joint Venture Company shall be liquidated according to law upon the expiration of its original term or upon earlier termination of the Joint Venture Company for other reasons. The net assets or liabilities resulting from the liquidation shall be allocated to Parties A, B and C in proportion to their respective investments.

Amendment:

Article 37 The Joint Venture Company shall be liquidated according to law upon the expiration of its original term or upon earlier termination of the Joint Venture Company for other reasons. The net assets or liabilities resulting from the liquidation shall be allocated to Parties A and B in proportion to their respective investments.

                                   CHAPTER 16

                                   ARTICLE 39

Original:

Article 39 Amendments to this Agreement shall be effective only upon written agreement by Parties A, B and C and approval from the original examination and approval authorities.


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Amendment:

Article 39 Amendments to this Agreement shall be effective only upon written agreement by Parties A and B and approval from the original examination and approval authorities.

                                   CHAPTER 16

                                   ARTICLE 41

Original:

Article 41 If one Party fails to perform its obligations provided by this Agreement and the Articles of Association, or materially breaches the provisions of this Agreement or of the Articles of Association with the result that the Joint Venture Company is incapable of operating or of achieving the Joint Venture Company's operation goals, such Party shall be deemed as unilaterally terminating this Agreement. The other Parties have the right to claim damages against the breaching party and have the right to apply to the original examination and approval authorities for approval of termination of this Agreement. However, if Parties A, B and C wish to continue the operation of the Joint Venture Company, the breaching party shall indemnify the loss suffered by the Joint Venture Company.

Amendment:

Article 41 If one Party fails to perform its obligations provided by this Agreement and the Articles of Association, or materially breaches the provisions of this Agreement or of the Articles of Association with the result that the Joint Venture Company is incapable of operating or achieving the Joint Venture Company's operation goals, such Party shall be deemed as unilaterally terminating this Agreement. The other Party has the right to claim damages against the breaching party and has the right to apply to the original examination and approval authorities for approval of termination of this Agreement. However, if Parties A and B wish to continue the operation of the Joint Venture Company, the breaching party shall indemnify the loss suffered by the Joint Venture Company.



                                   CHAPTER 17

                                   ARTICLE 42

Original:

Article 42 If any of the three parties breaches any provision of this Agreement or attachments hereto so that this Agreement or attachment hereto cannot be


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               performed, the breaching Party shall assume all the liabilities of breach of contract in accordance with the law.

Amendment:

Article 42 If either of the two parties breaches any provision of this Agreement or attachment hereto with the result that this Agreement or attachment hereto cannot be performed, the breaching Party shall assume all the liabilities of breach of contract in accordance with the law.

        2. This Amendment shall be an integral part of the Agreement of the Joint Venture Company and shall have the same force as the original Agreement.

        3. Except as amended by this amendment agreement, all provisions shall be enforceable according to the original Agreement of the Joint Venture Company and its Amendments.

Party A:
Weifang Neo-Luck (Group) Corporation



--------------------------------------------
Representative:  (with personal signature)

Party B:
Intra-Asia Entertainment Corporation



--------------------------------------------
Representative: (with personal signature)

                                                  October 18, 1997


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